Note 12 - Income (Loss) Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

12.  Income (Loss) Per Share

Basic and diluted loss per share is computed by dividing loss attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted weighted average shares outstanding for the years ended December 31, 2013 and 2012 excludes shares underlying stock options and warrants, since the effects would be anti-dilutive. Accordingly, basic and diluted loss per share is the same.

Due to the reverse merger on August 25, 2013, the earnings per share for the period before the acquisition date presented in these financial statements were computed based on Immune Ltd.’s historical weighted-average number of shares outstanding, multiplied by the exchange ratio that was established in the reverse merger. Therefore, unless otherwise noted, all share and per-share amounts for all periods presented have been retroactively adjusted to give the effect to the exchange ratio.

Such excluded shares are summarized as follows:

	Year Ended December 31,
	2013	2012
Common stock options	3,192,849	63,272
Restricted stock units (unvested)	—	10,125
Shares issuable upon conversion of preferred stock	—	406,563
Shares issuable upon conversion of convertible debt	—	—
Warrants	2,005,684	627,895
Total shares excluded from calculation	5,198,533	1,107,855